                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Ohio Casualty Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by holders thereof of up to $201,250,000 aggregate principal amount of the Company's 5.00% convertible notes due 2022 (the "Notes") and the common shares of the Company issuable upon conversion of the Notes, hereby constitutes and appoints Dan R. Carmichael and Debra K. Crane as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of May, 2002.

                                      By:  /s/ Dan R. Carmichael
                                           -----------------------------------
                                              Dan R. Carmichael

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Ohio Casualty Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by holders thereof of up to $201,250,000 aggregate principal amount of the Company's 5.00% convertible notes due 2022 (the "Notes") and the common shares of the Company issuable upon conversion of the Notes, hereby constitutes and appoints Dan R. Carmichael and Debra K. Crane as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of May, 2002.

                                       By: /s/ Donald F. McKee
                                          ----------------------------------
                                             Donald F. McKee

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Ohio Casualty Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by holders thereof of up to $201,250,000 aggregate principal amount of the Company's 5.00% convertible notes due 2022 (the "Notes") and the common shares of the Company issuable upon conversion of the Notes, hereby constitutes and appoints Dan R. Carmichael and Debra K. Crane as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of May, 2002.

                                By: /s/ Stanley N. Pontius
                                   ----------------------------------------
                                      Stanley N. Pontius

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Ohio Casualty Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by holders thereof of up to $201,250,000 aggregate principal amount of the Company's 5.00% convertible notes due 2022 (the "Notes") and the common shares of the Company issuable upon conversion of the Notes, hereby constitutes and appoints Dan R. Carmichael and Debra K. Crane as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of May, 2002.

                                        By: /s/ Howard L. Sloneker III
                                           -------------------------------------
                                              Howard L. Sloneker III

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Ohio Casualty Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by holders thereof of up to $201,250,000 aggregate principal amount of the Company's 5.00% convertible notes due 2022 (the "Notes") and the common shares of the Company issuable upon conversion of the Notes, hereby constitutes and appoints Dan R. Carmichael and Debra K. Crane as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of May, 2002.

                                  By: /s/ Terrence J. Baehr
                                     --------------------------------------
                                        Terrence J. Baehr

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Ohio Casualty Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by holders thereof of up to $201,250,000 aggregate principal amount of the Company's 5.00% convertible notes due 2022 (the "Notes") and the common shares of the Company issuable upon conversion of the Notes, hereby constitutes and appoints Dan R. Carmichael and Debra K. Crane as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of May, 2002.

                                       By: /s/ Jack E. Brown
                                          ------------------------------------
                                             Jack E. Brown

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Ohio Casualty Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by holders thereof of up to $201,250,000 aggregate principal amount of the Company's 5.00% convertible notes due 2022 (the "Notes") and the common shares of the Company issuable upon conversion of the Notes, hereby constitutes and appoints Dan R. Carmichael and Debra K. Crane as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of May, 2002.

                                   By: /s/ Catherine E. Dolan
                                      --------------------------------------
                                         Catherine E. Dolan

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Ohio Casualty Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by holders thereof of up to $201,250,000 aggregate principal amount of the Company's 5.00% convertible notes due 2022 (the "Notes") and the common shares of the Company issuable upon conversion of the Notes, hereby constitutes and appoints Dan R. Carmichael and Debra K. Crane as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of May, 2002.

                                     By: /s/ Stephen S. Marcum
                                        ----------------------------------
                                           Stephen S. Marcum

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Ohio Casualty Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by holders thereof of up to $201,250,000 aggregate principal amount of the Company's 5.00% convertible notes due 2022 (the "Notes") and the common shares of the Company issuable upon conversion of the Notes, hereby constitutes and appoints Dan R. Carmichael and Debra K. Crane as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments (including post-effective amendments) and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of May, 2002.

                                      By: /s/ Edward T. Roeding
                                         -------------------------------------
                                            Edward T. Roeding